UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 12/08/2011

CDI Corp.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-05519

Pennsylvania	23-2394430
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1717 Arch Street, 35th Floor

Philadelphia, PA 19103-2768

(Address of principal executive offices, including zip code)

(215) 569-2200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.	Costs Associated with Exit or Disposal Activities

On December 8, 2011, CDI Corp. (“CDI” or “the Company”) announced a strategic plan designed to enhance CDI’s long-term growth (the “Strategic Plan”). In connection with and to support the Strategic Plan, CDI approved a restructuring plan designed to reduce costs and improve efficiencies through the elimination of approximately 200 positions, the consolidation of facilities, and the reduction of related operating costs ( the “Restructuring Plan”). The majority of these actions will occur in December 2011 and the Restructuring Plan is expected to be completed during 2012.

The Company expects to incur an aggregate pre-tax charge of approximately $8.0 million to $9.0 million during the fourth quarter of 2011 related to the Restructuring Plan, comprised of approximately $6.0 million in employee severance and related costs, $1.0 million for office closures and $1.5 million for non-cash asset write-offs. Other than the non-cash write-offs, the remainder of the Restructuring Plan charges will result in future cash expenditures.

A copy of the press release announcing the Restructuring Plan is attached hereto as Exhibit 99.1. Additional information regarding the Restructuring Plan and the restructuring charges are included in the slide presentation which is attached hereto as Exhibit 99.2.

To the extent required by applicable rules, the Company will amend this Current Report on Form 8-K, as details of the Restructuring Plan are refined and estimates of the related costs and charges are finalized.

Item 7.01.	Regulation FD Disclosure

On December 8, 2011, CDI announced the Strategic Plan. The Strategic Plan is described in a news release which is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. The Company has scheduled an investor conference call and webcast at 10:00 a.m. on December 8, 2011 to discuss the Strategic Plan. A slide presentation providng information regarding the Strategic Plan will accompany the conference call and webcast. That slide presentation is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

The information contained in this Item 7.01, including the exhibits incorporated herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Description

99.1	News Release issued by CDI Corp. on December 8, 2011

99.2	Slide Presentation accompanying conference call and webcast hosted by CDI Corp. on December 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDI Corp.

Date: December 08, 2011	By:	/s/ Robert M. Larney
Robert M. Larney
Executive Vice President and Chief Financial Officer